UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 13, 2019 (date of earliest event reported)

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SELECT INTERIOR CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

001-38632	47-4640296
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Galleria Parkway, Suite 1760 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 701-4737

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SIC	The Nasdaq Stock Market LLC

Item 7.01 Regulation FD Disclosure.

On May 13, 2019, Select Interior Concepts, Inc. (the “Company”) issued a press release announcing the formation of a transaction committee of the Company’s Board of Directors to evaluate strategic alternatives. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 13, 2019, announcing formation of a transaction committee to evaluate strategic alternatives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2019	SELECT INTERIOR CONCEPTS, INC.

	By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer